UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2019

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2019, Century Aluminum Company (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated Stock Incentive Plan (the “Plan”).  A summary of the material terms of the Plan are contained in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 22, 2019 (the “2019 Proxy Statement”).  The full text of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on June 3, 2019. A total of 79,848,645 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 90% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.
The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:
Proposal No. 1: Election of Jarl Berntzen, Michael Bless, Errol Glasser, Wilhelm van Jaarsveld and Andrew Michelmore to the Company's Board of Directors
The Company's stockholders elected Mr. Berntzen, Mr. Bless, Mr. Glasser, Mr. van Jaarsveld and Mr. Michelmore to serve on the Company's Board of Directors for a one year term expiring at our annual meeting in 2020 by the votes indicated below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jarl Berntzen	63,708,925	5,150,760	10,988,960
Michael Bless	67,925,789	933,896	10,988,960
Errol Glasser	68,040,513	819,172	10,988,960
Wilhelm van Jaarsveld	68,094,039	765,646	10,988,960
Andrew Michelmore	64,371,647	4,488,038	10,988,960
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,368,362	1,386,848	93,435	-

Proposal No. 3: Advisory vote on the compensation of named executive officers
The allocation of votes for the non-binding advisory vote to approve the compensation of the Company's named executive officers (“say on pay”) was a follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,366,879	1,397,035	95,771	10,988,960

Proposal No. 4: Approval of the Amended and Restated Stock Incentive Plan
The proposal to adopt and approve the Company's Amended and Restated Stock Incentive Plan was approved by the votes indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,531,635	10,230,475	97,575	10,988,960
For more information regarding Proposals 1 through 4, please refer to the Company's 2019 Proxy Statement.

Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

10.1	Amended and Restated Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 6, 2019	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, Chief Operating Officer & General Counsel